Fair Value Measurements	3 Months Ended
Mar. 31, 2021
Fair Value Measurements
Fair Value Measurements

Note 7 — Fair Value Measurements

The following table presents information about the Company's assets that are measured at fair value on a recurring basis as of March 31, 2021 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value.

	Quoted	Significant	Significant
	Prices	Other	Other
	in Active	Observable	Unobservable
	Markets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)
U.S. Treasury Securities held in Trust Account (1)	$345,012,881	—	—
(1)	Includes approximately $4,000 of investments held in cash within the Trust Account.

Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting period. There were no transfers between levels of the hierarchy for the three months ended March 31, 2021. Level 1 instruments include investments U.S. Treasury securities with an original maturity of 185 days or less.